CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash and cash equivalents	$ 1,178,752	$ 668,770
Restricted cash - current	458,334	526,723
Restricted cash - non-current	2,629	9,927
Total cash and cash equivalents, and restricted cash shown in the statements of cash flows	$ 1,639,715	$ 1,205,420	$ 940,990	$ 1,190,134